UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of Registrant as Specified In Its Charter)

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From:	THE BOEING COMPANY <id@ProxyVote.com>
Subject:	The Boeing Company 2015 Annual Meeting Materials and Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 27, 2015

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name as well as interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2015 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number
0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadlines

•	VIP Interests: Wednesday, April 22, 2015 at 10:59 p.m., Central Daylight Time

•	Registered Shares: Sunday, April 26, 2015 at 10:59 p.m., Central Daylight Time

Annual Meeting

The Boeing Company 2015 Annual Meeting of Shareholders will be held Monday, April 27, 2015 at 9:00 a.m., Central Daylight Time at The Field Museum located at 1400 South Lake Shore Drive, Chicago, Illinois. Shareholders of record at the close of business on February 26, 2015 are entitled to vote at the meeting and any postponement or adjournment thereof.

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NEW Annual Meeting Admission Policy: Advance Registration Required

If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 20, 2015. To register, click the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting. Please note that you may not vote your VIP interests in person at the Annual Meeting.

Annual Meeting Materials

Boeing’s 2015 Proxy Statement and 2014 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

Please note that if you own shares of Boeing stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message from your system.

2

From:	THE BOEING COMPANY <id@ProxyVote.com>
Subject:	The Boeing Company 2015 Annual Meeting Materials and Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 27, 2015

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2015 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number
0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Wednesday, April 22, 2015 at 10:59 p.m., Central Daylight Time

Annual Meeting

The Boeing Company 2015 Annual Meeting of Shareholders will be held Monday, April 27, 2015 at 9:00 a.m., Central Daylight Time at The Field Museum located at 1400 South Lake Shore Drive, Chicago, Illinois. Shareholders of record at the close of business on February 26, 2015 are entitled to vote at the meeting and any postponement or adjournment thereof.

NEW Annual Meeting Admission Policy: Advance Registration Required

If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 20, 2015. To register, click the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting. Please note that you may not vote your VIP interests in person at the Annual Meeting.

1

Annual Meeting Materials

Boeing’s 2015 Proxy Statement and 2014 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

Please note that if you own shares of Boeing stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message from your system.

2

From:	THE BOEING COMPANY <id@ProxyVote.com>
Subject:	The Boeing Company 2015 Annual Meeting Materials and Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 27, 2015

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name. The items of business and the recommendations of the Board of Directors are described in the 2015 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number
0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Sunday, April 26, 2015 at 10:59 p.m., Central Daylight Time

Annual Meeting

The Boeing Company 2015 Annual Meeting of Shareholders will be held Monday, April 27, 2015 at 9:00 a.m., Central Daylight Time at The Field Museum located at 1400 South Lake Shore Drive, Chicago, Illinois. Shareholders of record at the close of business on February 26, 2015 are entitled to vote at the meeting and any postponement or adjournment thereof.

NEW Annual Meeting Admission Policy: Advance Registration Required

If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 20, 2015. To register, click the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting.

1

Annual Meeting Materials

Boeing’s 2015 Proxy Statement and 2014 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

Please note that if you own shares of Boeing stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message from your system.

2